UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

Rocket Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Empire State Building
350 Fifth Ave, Suite 7530
New York, NY 10118
(Address of principal executive offices, including zip code)

(646) 440-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RCKT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreement

On June 5, 2020, Rocket Pharmaceuticals, Inc. (the “Company”) entered into a privately negotiated exchange agreement (the “Exchange Agreement”) with a holder of the Company’s currently outstanding 5.75% Convertible Senior Notes due 2021 (the “2021 Notes”). Pursuant to the Exchange Agreement, which is substantially in the form of exchange agreement the Company entered into with holders in prior exchange transactions for its 2021 Notes, the Company will exchange $7.5 million aggregate principal amount of the 2021 Notes for (a) $7.5 million aggregate principal amount of its newly issued 6.25% Convertible Senior Notes due 2022 (the “2022 Notes”) (an exchange ratio equal to 1.00 2022 Notes per exchanged 2021 Note) and (b) approximately $11,000 in cash to pay the accrued and unpaid interest on the exchanged 2021 Notes from, and including, February 1, 2020, to, but excluding, the closing date of the exchange transaction, adjusted to take into account the unearned accrued interest on the 2022 Notes from, and including, February 20, 2020, to, but excluding, the closing date of the exchange transaction. The 2022 Notes will be issued in a private placement exempt from registration in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The exchange transaction is subject to customary closing conditions and expected to close on June 12, 2020.

The 2022 Notes to be issued in the exchange transaction will be issued as additional notes pursuant to the Indenture, dated as of August 5, 2016, between the Company and Wilmington Trust, National Association, as trustee, as supplemented by the Second Supplemental Indenture, dated as of February 20, 2020, governing the 2022 Notes, and will constitute the same series of securities as the $39.35 million aggregate principal amount of 2022 Notes issued on February 20, 2020. After giving effect to the issuance of the additional 2022 Notes and the exchange of the 2021 Notes pursuant to the exchange transaction, $46.85 million aggregate principal amount of the 2022 Notes is expected to be issued and outstanding and $5.15 million aggregate principal amount of the 2021 Notes is expected to remain issued and outstanding.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the Exchange Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 11, 2020, the Indenture, a copy of which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 5, 2016, and the Second Supplemental Indenture, a copy of which was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the SEC on February 20, 2020, each of which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the exchange of the 2021 Notes is incorporated herein by reference.

Item 7.01          Regulation FD Disclosure.

On June 8, 2020, the Company issued a press release announcing its entry into the Exchange Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Cautionary Notice Regarding Forward-Looking Statements

Various statements in this Current Report on Form 8-K concerning the Company’s future expectations, plans and prospects, including without limitation, the Company’s expectations with respect to the exchange transaction and regarding its guidance for 2020 in light of COVID-19, the safety, effectiveness and timing of product candidates that the Company may develop, to treat Fanconi Anemia (FA), Leukocyte Adhesion Deficiency-I (LAD-I), Pyruvate Kinase Deficiency (PKD), Infantile Malignant Osteopetrosis (IMO) and Danon Disease, and the safety, effectiveness and timing of related pre-clinical studies and clinical trials, may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward-looking statements, which often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “will give,” “estimate,” “seek,” “will,” “may,” “suggest” or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, the Company’s ability to monitor the impact of COVID-19 on its business operations and take steps to ensure the safety of patients, families and employees, the interest from patients and families for participation in each of the Company’s ongoing trials, our expectations regarding when clinical trial sites will resume normal business operations, our expectations regarding the delays and impact of COVID-19 on clinical sites, patient enrollment, trial timelines and data readouts, our expectations regarding our drug supply for our ongoing and anticipated trials, actions of regulatory agencies, which may affect the initiation, timing and progress of pre-clinical studies and clinical trials of its product candidates, the Company’s dependence on third parties for development, manufacture, marketing, sales and distribution of product candidates, the outcome of litigation, and unexpected expenditures, as well as those risks more fully discussed in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed May 8, 2020 with the SEC. Accordingly, you should not place undue reliance on these forward-looking statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Exchange Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K (001-36829), filed with the SEC on February 11, 2020).
99.1	Press Release issued by Rocket Pharmaceuticals, Inc., dated June 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocket Pharmaceuticals, Inc.

Date: June 8, 2020	By:	/s/ Gaurav Shah, MD
Gaurav Shah, MD
President, Chief Executive Officer and Director